                                                               Filed Pursuant to
                                                        Rule 424 (b) (3) and (c)
                                                              File No. 333-42500

              PROSPECTUS SUPPLEMENT NO. 11 DATED NOVEMBER 29, 2001
                       TO PROSPECTUS DATED AUGUST 3, 2000

                             CONEXANT SYSTEMS, INC.
                                7,651,414 SHARES
                                       OF
                                  COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)

        This Prospectus Supplement should be read in conjunction with the Prospectus dated August 3, 2000 (the "Prospectus"). The table on pages 23, 24 and 25 of the Prospectus under the caption "Selling Securityholders" setting forth information concerning the selling securityholders in connection with the HotRail Acquisition is superceded by the following table:

                                                                     COMMON STOCK OWNED         COMMON STOCK
NAME                                                                PRIOR TO THE OFFERING      OFFERED HEREBY
----                                                                ---------------------      --------------

HOTRAIL ACQUISITION:

1041855 Ontario, Inc. .......................................                2,688                  2,688
1392551 Ontario Ltd. ........................................               32,421                 32,421
Acuitive, Inc. ..............................................                2,161                  2,161
Adimare, Louis R ............................................                  519                    519
Advantest Corporation .......................................                8,036                  8,036
Ahn, Daniel H ...............................................                7,883                  7,883
Ain, Mark Stuart ............................................                  519                    519
Ain, Ross D .................................................                  519                    519
Albanese, Glen W ............................................                  862                    862
Alexander, Leslie L. IRA ....................................                2,595                  2,595
Al-Khaled, Dalal Khaled Zaid ................................                1,081                  1,081
Al-Khalid, Fahia & Omar Al-Nisif ............................                1,081                  1,081
Al-Khalid, Lulwa & Alya Al-Bahar ............................                1,081                  1,081
Allen, Bradley P. and Rebecca J. Allen, Trustees of the
  Bradley and Rebecca Allen Trust Dated February 21, 1998 ...                  865                    865
Al-Majed, Hussah A. H .......................................                1,081                  1,081
Al-Marzouq, Abdulwahab & Nawal Al-Marzouq ...................                1,081                  1,081
Alpine Venture Fund, LP. ....................................              205,856                205,856
Al-Sabah, Mariam Nasser .....................................                  540                    540
American Pacific Venture ....................................                2,679                  2,679
American Pacific Ventures, Inc. .............................               10,015                 10,015
Archambeault, Philip and Linda ..............................                  134                    134
Avellar Estates, Ltd. .......................................                  324                    324
Averett, James E. Jr., MD/IRA ...............................                  404                    404
Avista Ventures, Inc. .......................................               10,807                 10,807
Bam, Eric ...................................................                  235                    235
Bancroft Investments II .....................................                1,038                  1,038
Bancroft Investments III ....................................                1,038                  1,038
Bancroft Partners ...........................................                  519                    519
Barr, John O. Jr ............................................                  156                    156

                                                                     COMMON STOCK OWNED         COMMON STOCK
NAME                                                                PRIOR TO THE OFFERING      OFFERED HEREBY
----                                                                ---------------------      --------------

Barshop, Bruce B ............................................                  404                    404
Barshop, Jamie L ............................................                  404                    404
Barshop, Steven .............................................                  404                    404
Baulme, Herve ...............................................                  432                    432
Baumgartner, Janet ..........................................                  270                    270
Baumgartner, Walter F .......................................                  270                    270
Bean, Brian .................................................                4,678                  4,678
Beans Plus LLC - Finance ....................................                3,087*                 3,087
Beans Plus LLC - SM .........................................                2,329*                 2,329
Bellet, David F .............................................                1,613                  1,613
Bestvina, Edward M ..........................................                  268                    268
Binder Complex Family Trust .................................                  404                    404
Blackstone Technology Partners, LLC .........................                4,323                  4,323
Bliessener, Merrylee ........................................                1,543                  1,543
Boehlke, Robert J ...........................................                  519                    519
Bott, Richard H .............................................                1,038                  1,038
Boyadjieff, George ..........................................                  519                    519
BP Amoco Corporation Master Trust for Employee
  Pension Plans .............................................               83,659                 83,659
Broadview SLP ...............................................                1,038                  1,038
BT Investment Partners, Inc. ................................                6,284                  6,284
Bucknell University .........................................                2,076                  2,076
Budworth Investments Ltd. ...................................                2,679                  2,679
Builder Investment Partnership ..............................                  811                    811
Bumgarner, Donna S ..........................................                1,790                  1,790
Burger Family Trust, The DTD 3/25/98 ........................                  270                    270
Buten, Matthew IRA ..........................................                  104                    104
BV Private Equity, Ltd. .....................................                5,231                  5,231
Cadenasso, Richard J ........................................                  670                    670
Cameron, James ..............................................                  519                    519
Campbell, Bruce .............................................                  618                    618
Campbell, Bruce ACF Casey Campbell U/AZ/UTMA ................                  206                    206
Campbell, Bruce ACF Christopher Campbell U/AZ/UTMA ..........                  206                    206
Campbell, Bruce ACF Kyle Campbell U/AZ/UTMA .................                  206                    206
Campbell, Gordon ............................................              136,135                136,135
Campion, John E .............................................                3,401                  3,401
Carlsen, Dan ................................................                1,029                  1,029
Carnes, James M .............................................                  540                    540
Carr, Laurence J ............................................                2,022                  2,022
Carter, Wiley L. and Nancy M. Carter Trustees of the
  Wiley L. Carter & Nancy M. Carter Trust UDT 3/31/83 .......                  104                    104
Cast Enterprises ............................................                4,323                  4,323
Castle Advisers, L.P. .......................................                1,557                  1,557
Centaur Business Inc. BVI ...................................                2,161                  2,161
Central Coast Capital Holdings, Inc. ........................                  721                    721
Ch'ien, Raymond K. F ........................................                  432                    432
Champion International Corporation Defined Benefit &
  Defined Contribution Plan Master Trust ....................               32,345                 32,345
Chang, Chien C ..............................................                  519                    519
Chapman, J. A. and Leta M. Chapman Charitable Trust .........               24,259                 24,259
Charter Ventures II, L.P. ...................................               34,377                 34,377
Chase Equity Associates, L.P. ...............................               31,421                 31,421
Chase Venture Capital Associates, L.P. ......................            1,209,663              1,209,663

                                                                     COMMON STOCK OWNED         COMMON STOCK
NAME                                                                PRIOR TO THE OFFERING      OFFERED HEREBY
----                                                                ---------------------      --------------

Chavencap, Ltd. .............................................               18,852                 18,852
Chiruvolu, Ravi .............................................                1,160                  1,160
CIBC Capital Corporation ....................................               20,092                 20,092
CIT Group/Equity Investments, Inc. ..........................                6,484                  6,484
Cohen, Matthew S ............................................                  519                    519
Cohen, Richard ..............................................                  519                    519
Cohen, Richard B ............................................                1,081                  1,081
Cohen, Robert D .............................................                  519                    519
Coleman, Bobby W ............................................                2,562                  2,562
Collins, G. Fulton III Mgmt Trust Dated 12/31/87 ............                2,022                  2,022
Comerica Bank ...............................................                5,892                  5,892
Cooper Revocable Trust DTD 7/26/96 ..........................                  519                    519
Corrigan Family Trust U/D/T date June 12, 1984, The .........                1,038                  1,038
Costa, Fran .................................................                1,543                  1,543
CPS Employees' Pension Trust ................................               26,979                 26,979
Cunningham, Sherman .........................................                  268                    268
Dailey, Roger E .............................................                  404                    404
Dale, Peter .................................................                  130                    130
Davidson, Craig L ...........................................                1,374                  1,374
Davidson, Mari ..............................................                1,374                  1,374
Davis, Jarrett L. III .......................................                2,021                  2,021
Daystar Realty Limited ......................................                  821                    821
DeGeorge, Lawrence F ........................................                5,190                  5,190
Del Biaggio III, William J ..................................                  216                    216
Delmon, Edmond S ............................................                4,323                  4,323
Dench, Robert H. and Gloria E. Dench, TTEE Dench Living
  Trust Dated June 16, 1994 .................................                  519                    519
Diamond Shamrock Refining and Marketing Company .............                1,120                  1,120
Dolan, A. Barr ..............................................               18,852                 18,852
Dolch, Volker ...............................................                1,038                  1,038
Domescik, Dr. Gerald ........................................                  202                    202
Domescik, Dr. Gerald P/S Master Trust Northwest
  Radiology Consultants .....................................                  404                    404
Dominion Financial LLC ......................................               61,749                 61,749
Donnelly, Edwin H. MD .......................................                  809                    809
Dorris, Stephanie ...........................................               10,292                 10,292
Douglas, J. Robert IRA Rollover .............................                  404                    404
Duenner, Stephen R. and Ruthie B ............................                2,022                  2,022
Eberts, Donald ..............................................               74,440                 74,440
Edelson, Harry ..............................................                1,038                  1,038
Egan, Richard ...............................................               23,158                 23,158
ELG Limited .................................................                2,688                  2,688
Evans, Matthew ..............................................                  103                    103
Exis Inc. ...................................................                  857                    857
F&M Bank & Trust Co., Co-Trustee, Edna P. Langholz 1980 Trust                  540                    540
F&W Investments 1996-II .....................................                6,175                  6,175
F&W Investments 2000 ........................................                9,357                  9,357
Fidelity Charitable Gift Fund ...............................                8,103                  8,103
FINAMA Private Equity FCPR ..................................                6,484                  6,484
First Formosa II Technology Investment Corp. ................              331,429                331,429
First Formosa Technology Investment Holding Company Limited .              107,293                107,293
First Trust Corp. FBO Jerome W. Carlson IRA Account
  #183315-0001 ..............................................                  270                    270

                                                                     COMMON STOCK OWNED         COMMON STOCK
NAME                                                                PRIOR TO THE OFFERING      OFFERED HEREBY
----                                                                ---------------------      --------------

Florentine Siena Partners LLC ...............................                1,571                  1,571
Foster & Foster .............................................                8,325                  8,325
Fountain, Tracy .............................................                1,000                  1,000
Fu, Kevin J. Irrevocable Trust ..............................                2,058                  2,058
Fu, Shuiti ..................................................                1,029                  1,029
Fu-Jing Trust created on November 23, 1999 ..................              564,161                564,161
Fujitsu Devices, Inc. .......................................                8,963                  8,963
Future International Yugen Kaisha, The ......................                2,679                  2,679
Gallagher, Vincent E. IRA, Bear Stearns Security Corp.
  Custodian for .............................................                  415                    415
Gandhi, Gunavati ............................................                4,318                  4,318
Georgia Tech Foundation Inc. ................................                1,500                  1,500
Gerlach & Co. ...............................................               10,807                 10,807
Goldman - Valerine Family Trust .............................                  519                    519
Gorman, Joseph T ............................................                1,038                  1,038
Gorman, William S ...........................................                5,146                  5,146
Gottstein, Bernard J ........................................                2,022                  2,022
Goyan-Hart Family Living Trust, Jere E. Goyan or
  Linda L. Hart, Trustees ...................................                1,160                  1,160
Great American Ventures LLC .................................                2,161                  2,161
Greb, Charles E .............................................                6,403                  6,403
Greene, Natalie F ...........................................                   20                     20
Grenon-Malzacher LLC ........................................                  540                    540
Gridley, Linda Bornhuetter ..................................                  519                    519
Gupta, Ram Paul .............................................                  519                    519
Gustafson, Corrie S .........................................                  292                    292
Gutierrez, Salvador O. and Mary C. Anderson, Trustees of
  the Gutierrez Anderson Community Trust UDT dtd 6/18/01 ....                  540                    540
GVC Cayman Corporation ......................................               28,608                 28,608
H.E. Butt Grocery Company ...................................                  560                    560
Halff, Alex H ...............................................                1,089                  1,089
Halff, Glenn A ..............................................                   93                     93
Halff, Harry A ..............................................                   93                     93
Halff, James A ..............................................                   94                     94
Hall, David M ...............................................                  216                    216
Harrison, Donald C ..........................................                1,160                  1,160
Harrison, Keith .............................................                1,339                  1,339
Hart, Milledge and Patti ....................................                1,081                  1,081
Hartman, Greg ...............................................                1,029                  1,029
Head, Andrew M ..............................................                  404                    404
Head, John F. Jr ............................................                  404                    404
Hennessy, John M ............................................                  519                    519
Henningsen, Lee A ...........................................                1,038                  1,038
Hershner, Thomas L ..........................................                  216                    216
HFM Charitable Remainder Trust ..............................                5,404                  5,404
Hill Family Foundation, Inc., The ...........................                1,038                  1,038
Hillman, James L ............................................                1,029                  1,029
Hix, Thomas C ...............................................                1,029                  1,029
Hixon, George C .............................................                6,204                  6,204
Hoang, Tuong ................................................                1,482                  1,482
Holarud Partners 394 ........................................                4,043                  4,043
Hoover, Mark ................................................                3,087                  3,087

                                                                     COMMON STOCK OWNED         COMMON STOCK
NAME                                                                PRIOR TO THE OFFERING      OFFERED HEREBY
----                                                                ---------------------      --------------

Hou, David C. Trust 2/1/2000, David C. Hou, Trustee .........                  648                    648
House, David L ..............................................                  104                    104
Howard, David L .............................................                6,204                  6,204
Hsieh, H.L ..................................................               28,608                 28,608
Iacovone, Jack J ............................................                  862                    862
Idanta Partners, Ltd. .......................................                2,076                  2,076
Ikeya, Masao ................................................                  322                    322
Incaval S.A. Panama .........................................                1,945                  1,945
Ingrams, LV. & R.A ..........................................                1,081                  1,081
Innotech Corporation ........................................               31,421                 31,421
Innovatech Associates .......................................               14,408**               14,408
Ironwood Partners, Ltd. .....................................                1,621                  1,621
ITC Ventures, Inc. ..........................................               12,568                 12,568
ITM Investments, Inc. .......................................                2,679                  2,679
J.S. Robinson Associates ....................................                1,038                  1,038
Jacobson, Alexander D. Trustee of the Jacobson Living Trust
  U/D/T dated 5/21/86 as Restated 2/5/97 ....................                  865                    865
Jaedicke, Robert K. Family Trust ............................                1,160                  1,160
Janetty, Louis ..............................................                  803                    803
Jath Oil Company ............................................                4,043                  4,043
Jiang, Guoqing "James" ......................................                2,599                  2,599
Jing, Wen ...................................................                  411                    411
Joerger, Tricia .............................................                  906                    906
Johnson, Roger W ............................................                  208                    208
Johnson, Theodore Gus .......................................                  571                    571
Jones, Harvey N .............................................                  519                    519
Joyful Domaine Co., Ltd. ....................................                8,036                  8,036
Kaga Electronics Co., Ltd. ..................................                2,679                  2,679
Kallow East International S.A ...............................                3,234                  3,234
Kano, Osamu .................................................                1,608                  1,608
Kantz, The Phillip C. & Barbara J., Revocable Trust dated
  June 16, 1992 .............................................                2,679                  2,679
Kaplan, Marilyn TTEE U/A DTD 11/30/95 by Bernard Blum .......                1,038                  1,038
Katz Family Trust, The ......................................                  519                    519
Kawamura, Eiji ..............................................                7,131                  7,131
Kaye, Eric ..................................................                4,678                  4,678
Keck, Chad W. IRA ...........................................                  519                    519
Keilhacker, Kurt ............................................               13,957                 13,957
Keilhacker 2001 Charitable Remainder Trust ..................                9,000                  9,000
Kenney, Vincent .............................................                  104                    104
Kenny, Gerard J .............................................                  216                    216
Kertson, Richard A. & Leanna, Joint Tenants .................                1,038                  1,038
Kiger, F. Gray Jr ...........................................                  519                    519
Klatt, Andrew K .............................................                1,161                  1,161
Krinsky, David and Cathy Trustees of the Krinsky Living
  Trust, DTD 10/20/95 .......................................                  216                    216
Kufis, Andrew C .............................................                2,058                  2,058
Kufis, James C ..............................................              127,248                127,248
Kufis, James C. Kufis & Carolyn M. Kufis 1988 Trust .........                2,058                  2,058
Kyle Investments/A Partnership ..............................                2,426                  2,426
Ladensohn, David A ..........................................                  622                    622
Ladensohn, Eliza H ..........................................                   32                     32
Ladensohn, Kenneth R ........................................                2,562                  2,562

                                                                     COMMON STOCK OWNED         COMMON STOCK
NAME                                                                PRIOR TO THE OFFERING      OFFERED HEREBY
----                                                                ---------------------      --------------

LaFountain, Tad .............................................                  836                    836
Lang, Dr. William C. Jr .....................................                  202                    202
Lang, Dr. William C. Jr., P.S. Northwest Radiology
  Consultants ...............................................                  404                    404
Larson, Robert E ............................................               55,381                 55,381
Latta Family Trust ..........................................                  514                    514
Lauder, Gary ................................................                2,161                  2,161
Lawrence, Damon and Marian Trustees of the Lawrence
  Living Trust DTD December 15, 1995 ........................                  432                    432
Lee, C. Quincy Estate .......................................                2,022                  2,022
Lee, Liang Chen .............................................               21,467                 21,467
Leininger, James R ..........................................                1,120                  1,120
Lepofsky, Robert J ..........................................                1,038                  1,038
Levine, Larry ...............................................                  108                    108
Levy Family Trust Dtd 2/18/83, The ..........................                1,038                  1,038
Ligeti, Conner ..............................................                  618                    618
Ligeti, Hunter ..............................................                  618                    618
Ligeti, Kiersten ............................................                  618                    618
Ligeti, Robert ..............................................                  618                    618
Lin, David Fonglu and Wand H ................................                1,038                  1,038
Lirola, Bernard IRA, Bear Stearns Securities Corp. Custodian                   208                    208
Long, Junsheng ..............................................                1,860                  1,860
LOR, Inc. ...................................................               20,215                 20,215
Lorton, Robert E ............................................                2,022                  2,022
Love, Dixie L ...............................................                  292                    292
Macricostas, Constantine ....................................                  519                    519
Magid, James I ..............................................                  208                    208
Majesco Sales, Inc. Profit Sharing Plan .....................                  536                    536
Mandaric, Milan .............................................                2,076                  2,076
Marazita, Frank .............................................               18,054                 18,054
Marocco, William L ..........................................                  403                    403
Marshall, James R ...........................................                2,903                  2,903
Marshall, Joseph ............................................                  823                    823
Marshall, Robert and Sarane Marshall as Trustees of the
  Robert Marshall and Sarane Marshall Trust U/A dated 7/21/94               11,276                 11,276
Martin, James N .............................................                  540                    540
MC Silicon Valley, Inc. .....................................                6,284                  6,284
McCombs Family, LLC .........................................                5,163                  5,163
McDermott, Robert F .........................................                2,022                  2,022
McKee, E. Stanton Jr ........................................                  519                    519
McManus, John J .............................................                  519                    519
McNeil, John D ..............................................                  403                    403
McNutt, Amy Shelton Charitable Trust ........................                2,562                  2,562
McWalters, Agnes ............................................                  100                    100
McWalters, Kevin ............................................                  200                    200
McWalters, Robert ...........................................                  100                    100
Mendicino, V. Frank .........................................               25,429                 25,429
Michaelson, John C ..........................................                4,378                  4,378
Mineck, John D ..............................................                  519                    519
Mitsui Comtek Corp. .........................................                8,963                  8,963
Moody, J. Roger, Roth IRA ...................................                  519                    519
Moonan, Jeffrey P ...........................................                  156                    156
Moore, Gordon E. & Betty I. Moore, Trustees of the
  Gordon E. Moore and Betty I. Moore Trust u/a/d 10/9/73 ....                2,076                  2,076

                                                                     COMMON STOCK OWNED         COMMON STOCK
NAME                                                                PRIOR TO THE OFFERING      OFFERED HEREBY
----                                                                ---------------------      --------------

Morihiro, Koji ..............................................                8,852                  8,852
Morse, David ................................................                1,081                  1,081
Mulderig, Jane F ............................................                  809                    809
Multitimes Ltd., a subsidiary of Computrol Limited ..........               11,642                 11,642
MVC Global Japan Fund I .....................................                2,679                  2,679
Nason, Norman A .............................................                5,146                  5,146
Natcan Investment Management ................................               24,259                 24,259
National Bancorp of Alaska, Inc. ............................                8,086                  8,086
National Christian Charitable Foundation, Inc. ..............                1,344                  1,344
National Industries Group ...................................                3,242                  3,242
NBR - Needham 2 Partnership .................................                1,401                  1,401
Needham & Company, Inc. .....................................                4,186                  4,186
Needham 1997 Investment LLC .................................                2,074                  2,074
Needham Capital Partners II (Bermuda), L.P. .................                1,183                  1,183
Needham Capital Partners II, L.P. ...........................               10,831                 10,831
Needham, George A ...........................................                4,378                  4,378
Niedland, Suzanne L .........................................                  519                    519
Nissenbaum, Robert ..........................................                6,175                  6,175
NTT Leasing Capital (U.S.A.) Inc. ...........................                6,284                  6,284
Occhipinti, John C ..........................................                7,883                  7,883
Occhipinti, Vincent M .......................................               55,381                 55,381
Olmos Partners ..............................................                2,426                  2,426
Onopchenco, Laura ...........................................                3,190                  3,190
Ontario Teachers' Pension Plan Board ........................              974,898                974,898
Orbach, Robert ..............................................                   82                     82
Pacific Coast Investors, Ltd. ...............................              262,980                262,980
Panasonic Technologies, Inc. ................................                8,036                  8,036
Pantazelos, Peter G .........................................                  259                    259
Pao, Henry C. and Deborah Y. Trust Dtd 10/4/83 ..............                  519                    519
Pasternoster, Paul ..........................................                3,911                  3,911
Patil, Suhas S ..............................................                1,038                  1,038
Perlegos, George & Angeliki .................................                  519                    519
Perlegos, Gust ..............................................                  519                    519
Phillips, Terry .............................................                  803                    803
Phoenix Leasing Incorporated ................................                7,071                  7,071
Pickard, Wesley C. Revocable Living Trust U/A 9/25/96 .......                  324                    324
Pictet & Cie (as nominee) ...................................                  865                    865
Plakoura Investment Corporation .............................                4,018                  4,018
Poirer, Lynn ................................................                  111                    111
Poitras, James P ............................................                  519                    519
Ponce, Silvia A .............................................                  519                    519
Poppa, Ryal Robert ..........................................                  519                    519
Positioning Strategies ......................................                3,430                  3,430
Price, Peter R ..............................................                  865                    865
Prior, John J. Jr ...........................................                3,859                  3,859
Public Institution for Social Security - Kuwait .............                8,208                  8,208
Pywood Investment Corporation ...............................                1,297                  1,297
Race, Stephen as custodian for Eric L. Race .................                   27                     27
Race, Stephen as custodian for Katherine M. Race ............                   27                     27
Race, Stephen M .............................................                  523                    523
Ragland, Ronald E. & Linda C ................................                  519                    519
Ready, Matt .................................................                1,029                  1,029
Rees, Robert W ..............................................                2,093                  2,093

                                                                     COMMON STOCK OWNED         COMMON STOCK
NAME                                                                PRIOR TO THE OFFERING      OFFERED HEREBY
----                                                                ---------------------      --------------

Rees/Source Ventures #13, LLC ...............................               25,721                 25,721
Rees/Source Ventures Limited Partnership #7 .................                  809                    809
Rees/Source Ventures, Inc. ..................................                1,030                  1,030
Regime de rentes du Mouvement des Caisses ...................               21,614                 21,614
Reinhold, Walter B ..........................................                1,038                  1,038
Reiser, Jr., Robert E. IRA FBO DLJSC as custodian ...........                   81                     81
Ridley, Judy L ..............................................                2,058                  2,058
Robertson Stephens Inc. FBO U.S. Small Business
  Administration ............................................               38,685                 38,685
Robinson Partners ...........................................                1,038                  1,038
Robinson, James S. Trust u/a Dtd 1/1/82 .....................                  519                    519
Rogan, Paul .................................................                  519                    519
Rollins Investment Fund .....................................               10,807                 10,807
Rollins, Gary W .............................................                2,161                  2,161
Rollins, R. Randall .........................................                2,161                  2,161
Roselli, Robert and Linda Roselli, JtTen ....................                2,161                  2,161
Rosen, Benjamin M ...........................................                  803                    803
Rosenberg, Philip L .........................................                  670                    670
Rothschild Bank AG, Acting as nominee .......................                  865                    865
Royal Bank of Canada ........................................               21,614                 21,614
S. Barshop Investments, Ltd. ................................                2,830                  2,830
Saalfield, James ............................................                  519                    519
Salient Investment L.T.D ....................................                1,081                  1,081
Sanderson, Stuart W .........................................                  208                    208
Sasca Investissement ........................................                1,729                  1,729
Saxe, Jon S. & Myrna G. Marshall 1997 Trust .................                  259                    259
Schroeder Family Trust, The .................................                1,038                  1,038
Schwarzer, Fred M ...........................................                1,160                  1,160
Schweichler Associates ......................................                2,058*                 2,058
Seaver Partners .............................................                  519                    519
Seawell, A. Brooke ..........................................                  259                    259
Selby Venture Partners, L.P. ................................               25,160                 25,160
Selby, Richard ..............................................                  324                    324
Select Ventures, L.L.C ......................................                  270                    270
Semmes Partnership, Ltd. ....................................                2,887                  2,887
Senner, Valerie .............................................                2,210                  2,210
Sentry Insurance a Mutual Company ...........................                8,646                  8,646
Shetler, Joy ................................................                  205                    205
Shields Jr., Thomas A. Trustee u/d/t 4-14-1999 ..............                  270                    270
Shinko Electric America, Inc. ...............................                8,036                  8,036
Shoemaker Family Partner ....................................                  259                    259
Shriner, Donald R. and Marguerite E. Trust Agreement
  dated 4/25/95 .............................................                5,146                  5,146
Sicklesteel, R. David .......................................                  536                    536
Siemens Venture Capital .....................................               13,394                 13,394
Silicon Valley Bancshares ...................................                2,241                  2,241
Silver Tiger Enterprises ....................................                2,374                  2,374
Singh, Prithipal & Rajinder K. Singh, Trustees, Singh Trust
  UDT April 17, 1986 ........................................                  415                    415
Smart, J. Larry & Cheryl L. as Trustees of the J. Larry &
  Cheryl L. Smart Revocable Trust dtd March 29, 1995 ........                  519                    519
Smith, Roger Living Trust ...................................                  324                    324
Smith, Walstein Bennett III .................................                2,058                  2,058

                                                                     COMMON STOCK OWNED         COMMON STOCK
NAME                                                                PRIOR TO THE OFFERING      OFFERED HEREBY
----                                                                ---------------------      --------------

Sobrato Development Co. #910 ................................                2,679                  2,679
Sobrato, John Michael 1985 Separate Property Trust ..........                  629                    629
Sobrato, Lisa Ann 1987 Trust ................................                  629                    629
Sobrato, Sheri Jean 1987 Trust ..............................                  629                    629
Spersibs L.P. ...............................................                4,043                  4,043
Staebler, Michael ...........................................                  162                    162
State Street Bank and Trust Company as Trustee for Equifax,
  Inc. U.S. Retirement Income Plan ..........................               26,979                 26,979
Steidel, AnnDee L ...........................................                   42                     42
Steidel, AnnDee L., ACF Jane L. Steidel U/TX/UTMA ...........                   32                     32
Stein, A.J. Trust UTD dated Oct. 14, 1983, The ..............                1,038                  1,038
Stern, Jonathan .............................................                  404                    404
Stewart, John G .............................................                4,323                  4,323
Stolar, Bernard .............................................                  536                    536
Strauch, C.S. & Nan Y. Living Trust dated 10/26/82 ..........                  519                    519
Stumberg, Diana M ...........................................                  432                    432
Stumberg, Eric B ............................................                  432                    432
Stumberg, Jr., Louis H ......................................                  432                    432
Stumberg, Mary Pat ..........................................                  865                    865
Sutherlin, Michael W. & Mary Lynn Sutherlin Trustees under
  Declaration of Trust Dtd 8/8/97 ...........................                  519                    519
Synergy Inc. Retirement Plan Trust ..........................                2,698                  2,698
Synnex Information Technologies, Inc. .......................                  536                    536
Tamarind Investments, Ltd. ..................................                2,161                  2,161
Techfund Capital Management II, LLC .........................               10,274                 10,274
Techfund Capital Management, LLC ............................               14,481                 14,481
Technology Ventures Investment Fund, LLC ....................                1,898                  1,898
Telekom Malaysia Berhad .....................................               18,852                 18,852
Testa, Richard J ............................................                  104                    104
Thales Corporate Ventures S.A ...............................               20,092                 20,092
Therrien, Robert J ..........................................                1,038                  1,038
Thornton, Sally B. Trust Dtd 8/14/91 ........................                  519                    519
Tinicum Investors ...........................................                1,038                  1,038
Tokio Marine and Fire Insurance Co., Ltd., The ..............               13,394                 13,394
Tomita, Lane ................................................                2,187                  2,187
Tompkins Family Trust, The DTD 3/16/90 ......................                  519                    519
Townes, David K. IRA ........................................                  156                    156
Traeger Family Trust ........................................                  482                    482
Trapani, Lisa C .............................................                  823                    823
Tretton Revocable Trust .....................................                  268                    268
Treutlen House At New Ebenenzer .............................                  521                    521
Trimble Navigation Limited Non Qualified Compensation Plan
FBO Charles R. Trimble ......................................                  259                    259
Trimble, Charles R. Separate Property Trust .................                  259                    259
Trinity University ..........................................               10,247                 10,247
U.S. Small Business Administration ..........................              140,637                140,637
University of Tennessee, The ................................               16,172                 16,172
Unterberg, Thomas I .........................................                2,679                  2,679
USAA Investment Management Company ..........................               42,422                 42,422
Vadasz Investment Trust dtd 3/15/99, Cindy S. Butler
  Trustee ...................................................                  519                    519
Van Der Wansem, Paul J ......................................                  519                    519
Van Horne, Charles H ........................................                  216                    216
VantagePoint Venture Partners III (Q) LP. ...................               11,921                 11,921

                                                                     COMMON STOCK OWNED         COMMON STOCK
NAME                                                                PRIOR TO THE OFFERING      OFFERED HEREBY
----                                                                ---------------------      --------------

VantagePoint Venture Partners III LP. .......................                1,473                  1,473
Varner, Roseanne Hirsch .....................................                  519                    519
Vaughn, David E .............................................                  270                    270
Veerappan, Armachalam .......................................                3,742                  3,742
Venkatesh Family Living Trust ...............................                  324                    324
Venture Lending & Leasing II, Inc. ..........................               18,278                 18,278
Venture Lending & Leasing, Inc. .............................                7,833                  7,833
Viel et Cie .................................................                1,081                  1,081
Vonderschmitt, Bernard & Theresa Trust dtd 1/4/96 ...........                1,038                  1,038
Wade Family Trust ...........................................                1,038                  1,038
Wah, Wong Ying ..............................................               68,962                 68,962
Wang, Manzhen ...............................................                1,029                  1,029
Wasserstein Adelson Ventures, L.P. ..........................              271,356                271,356
Weathers, William J. II .....................................                  121                    121
Weiskopf Silver & Co. .......................................                  778                    778
Wellington Trust, Robert Cohn, Trustee ......................                1,160                  1,160
West Coast Venture Capital, Ltd. ............................               16,074                 16,074
Whims, James ................................................               27,660                 27,660
Whims, Robert ...............................................                1,000                  1,000
Whims, Timothy ..............................................                1,000                  1,000
Wierenga, Ellie .............................................                  233                    233
Williams, Erika .............................................                1,479                  1,479
Willis, Mary Ellen ..........................................                1,081                  1,081
Wilson, Robert C ............................................                  519                    519
Witter, Michael David .......................................                  519                    519
Wolfson Family Trust ........................................                1,081                  1,081
Woodside Fund III SBIC, L.P. ................................               50,272                 50,272
Woodside Fund IV L.P. .......................................               42,105                 42,105
WPEP Ventures, LLC ..........................................                9,357                  9,357
WS Investment Company 99A ...................................                  200                    200
WS Investment Company 98A ...................................                  314                    314
Wu, Kuo-Yong ................................................                7,163                  7,163
Wu, Yung-Fung ...............................................               28,608                 28,608
Xanadu Partners .............................................                1,038                  1,038
Yeah, Solomon ...............................................                7,163                  7,163
Yost, Mary Louise TTEE Mary Louise Yost Revocable
  Trust U/D 1/17/01 .........................................                  809                    809
Zafran Family Trust 12/10/95 Alan & Judy Zafran, Trustees ...                  216                    216
Zuckerman, Matthew ..........................................                4,652                  4,652
                                                                         ---------              ---------
                                                        Total            6,529,885              6,529,885
                                                                         =========              =========

------------

*    Options to purchase our common stock held prior to the offering.

** 50% of these shares represent options to purchase our common stock held prior to the offering.